Donald E. Morel, Jr., Ph.D.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
Lazard Capital Markets 6th Annual Healthcare Conference
New York, New York
November 17, 2009

NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.

This presentation contains forward-looking statements, within the meaning of Section
27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and forecasts. Statements that are not historical facts, including statements that are preceded by, followed by, or that include, words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate”
and other words and terms of similar meaning are forward-looking statements. West’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect our current perspective on existing trends and information.
Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to known or unknown risks or uncertainties, and therefore, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.
You should bear this in mind as you consider forward-looking statements. A non-
exclusive list of important factors that may affect future results may be found in
West’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our periodic reports on Form 10-Q and Form 8-K.
You should evaluate any statement in light of these important factors.
Forward Looking Statements

Who We Are
• Founded in 1923
• Leading global supplier of
 components and systems
 for injectable drug packaging
 and delivery
 – Vial closure systems and
 prefillable syringe components
 – Components for disposable
 delivery systems and diagnostics
 – Devices and device sub-
 assemblies
 – Safety and administration
 systems
• Market capitalization ~$1.3 billion
• Diverse, stable customer base

Each and every day,
more than 80 million
West products are used
to enhance the quality of
healthcare around the world.

• Global economic conditions remain soft, but show signs of
 improvement
• Ongoing US healthcare reform debate
• Pharma remains under substantial pressure
 • Global growth projected at 2.5% - 5% (down from 5% - 7%)
 • North America down 1% - 2%
 • Europe 0% - 1%
 • Emerging economies 5% - 7% (India, China, Brazil)
• Fundamental underlying industry change - consolidation - focus on large molecule therapies
 • Pfizer - Wyeth
 • Roche - Genentech
 • AstraZeneca - Medimmune
 • Lilly - Imclone
 • Merck - Schering Plough
Business Environment

Third Quarter Highlights
• Quarterly revenues grew 4.3% vs. 2008, excluding currency
 – H1N1-related sales contributed to growth
 – Customers’ cyclical inventory adjustments concluding?
• Adjusted Diluted EPS 21.6% higher than prior year quarter
• Announced Fourth-Quarter Restructuring Plans
• Key Developments:
 – Validated CZ insert needle now available
 – Plastef acquisition completed
 – Official Opening of China Manufacturing Facility
• Updated 2009 Guidance:
 – Revenue between $1.03 billion and $1.05 billion
 – Adjusted Diluted EPS between $2.08 and $2.13

Third Quarter and Year-To-Date Results
($ in millions, except per share data)
Quarter 3			Year-to-date
2009	2008		2009	2008
$258.9	$256.2	Net Sales	$762.3	$806.3
27.7%	25.7%	Gross Margin	28.8%	28.9%
$5.1	$4.6	R&D	$14.1	$14.8
$44.3	$41.5	SG&A	$132.3	$122.5
$22.0	$19.7	Operating Profit (Non-GAAP) *	$73.0	$94.9
$15.1	$12.2	Net Income (Non-GAAP) *	$49.2	$62.6
$0.45	$0.37	Diluted EPS (Non-GAAP) *	$1.45	$1.83
*2009 Q3 and YTD operating profit, net income and diluted EPS excludes a ($0.02) per share YTD impact of Tech restructuring charges, a $0.01 and $0.06 per share impact, respectively, of discrete tax benefits and a $0.04 Q3/YTD benefit for Brazil tax amnesty.
*2008 Q3 and YTD operating profit, net income and diluted EPS excludes a ($0.03) and $0.11 per share net (loss)/gain, respectively, on the
Nektar contract settlement, a ($0.05) per share YTD impact of Tech restructuring charges and a $0.06 and $0.09 per share impact, respectively, of discrete tax benefits.

Capital Management
($M)	9/30/09	12/31/08
Total Debt	$397.0	$386.0
Total Equity	$565.7	$487.1
Net Debt to Total Capital	35.9%	38.0%

Capital Expenditures:
YTD Spending	$70.4
Full Year Forecast / Actual	$110 - $120	$131.8

Market Dynamics Support Future Growth
• Increasing number of patients
 with chronic illnesses
• Many of these are treated with
 biologic drugs
• Biologic drugs demand ultra-
 clean delivery systems
• Point of care shift: hospital to
 specialty clinic to home
• Need for safe, accurate dosing is
 pushing the market toward
 integrating the container/
 closure system into the delivery
 system
• Generic growth
Autoimmune Disease
Vaccines
Oncology
Diabetes

Why West - Our Competitive Advantage
 • Unmatched experience/expertise: drug - material interface
 – Global regulatory and technical support
 • Protected IP: proprietary materials and technology
 • Regulatory barrier to entry: US NDA and ANDA filings must include reference to packaging/components in contact
 with the drug
 1. West Drug Master File (DMF) 1546 is confidential
 2. West DMF includes functionality data (multi-year studies)
 3. All primary package changes require new stability/functionality studies for new filing
 • Global manufacturing footprint
 • Market leader in packaging and delivery systems for biologics

Packaging & Delivery Systems for Large Molecules
are a Key Business Driver
• Currently all large molecule drugs are delivered
 by injection
• West components are preferred and used for the
 top selling biotech therapeutics
• Used predominantly to treat chronic diseases
 – Diabetes
 – Cancer
 – Auto-immune
• Fastest growing segment of our business
• Strong profit driver

Delivering Innovative Solutions

Number of Blockbuster Products
110
100
90
80
70
60
50
40
30
20
10
0
BIOTECH
OTHER
22
2000
2002
2004
2006
2007

Global Biotech Blockbusters
(Annual Sales >$1Billion)
Total
39
Total
106
2007’s 22 Biotech Blockbusters
Enbrel (Amgen/Wyeth)
Aranesp (Amgen)
Remicade (J&J/SP)
Rituxan (Roche)
Neulasta (Amgen)
Erypo/Procrit (J&J)
Herceptin (Roche)
Epogen (Amgen)
Avastin (Roche)
Humira (Abbott)
Lantus (Sanofi-Aventis)
Avonex (Biogen Idec)
Neorecormon (Roche)
Gardasil (Merck)
Rebif (Serono)
Neupogen (Amgen)
Novorapid (Novo Nordisk)
Erbitux (Imclone/Merck KGaA/BMS)
Lucentis (Roche/Novartis/Genentech)
Synagis (MedImmune)
Humalog (Lilly)
Betaferon (Bayer/Schering AG)
Sources: IMS 2008 Global Biotech Perspective report and Company
Estimates
 West supplies components for all
 current Biotech Blockbuster products

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
Our Growth Strategy
 • Build market share in multi-
 component systems for drug
 administration
 • Expand proprietary product portfolio
 through innovation and strategic
 technology acquisitions
 • Market segmentation to generate
  incremental value per unit
 • New product innovation
 • Lean manufacturing
 • Strategic acquisitions
 • Geographic expansion
 • China
 • India

Core Strategy - Add Incremental Quality and Value
(representative prices per thousand units)
Uncoated 4432/50 V35
$50
$200
4432/50 S2 FluroTec®
Westar RS
$250
4432/50 S2 FluroTec®
Westar RS B2-40 Port Bag
$300
4432/50 S2 FluroTec®
Westar® RS B2-40
(1000 packs)
Ready-to-sterilize
components
$465
4432/50 Sterile S2 W
(RU) Ready Pack®
(1000 packs)
$2,900
RU Ready Pack® System
(small volume sourcing only)
Vials and closure system,
Ready-to-use (sterile)
$3,500
$360

China Plastics Facility

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
Our Growth Strategy
 • Build market share in multi-
 component systems for drug
 administration
 • Expand proprietary product portfolio
 through innovation and strategic
 technology acquisitions
 • Market segmentation to generate
  organic growth
 • New product innovation
 • Lean manufacturing
 • Strategic acquisitions
 • Geographic expansion
 • Capacity build - Europe, Singapore,
  North America
 • China plastics
 • India rubber site selection

Delivery Systems - Key Programs
Vial2Bag™
Mix2Vial®
MixJect®
NovaGuard™ Safety
Needle Device
(luer-lock syringe)
ConfiDose®
Auto-injector
Daikyo Crystal Zenith®
éris™
Safety Needle Device
(fixed-needle syringe)

Comparison of protein aggregation in glass versus CZ for
a model antibody
Daikyo Crystal Zenith®
Glass

Our Long-term Focus
• Superior quality and service
• Margin improvement - lean manufacturing, OEE
• Continued investment for the future
 – Innovation: New products that meet the challenge of biologics
 – Geographic expansion
 – Technology & product acquisitions
• Financial discipline
 – Maintain strong operating cash flow
 – Prudent spending: discretionary SG&A, R&D and Capex
 – Maintain a strong balance sheet
 – Return on Invested Capital > Weighted Average Cost of Capital

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
Five-Year Growth Opportunity
$2 billion combined markets for safety,
prefilled and auto-injectors:
 • Annual unit growth 6-12%,
  depending on segment
 • West 2009 sales: $250 million
 • 2009 OP margin: 5%
Strategic Planning Goals:
 • Projected 2014 sales of $600 million
 • Projected 2014 OP margin 20%
$1.5 billion market for packaging
components:
 • Annual unit growth 0-8%, depending
  on segment
 • West 2009 sales: $750 million
 • 2009 OP margin: 18%
Strategic Planning Goals:
 • Projected 2014 sales of $1.0 billion
 • Projected 2014 OP margin 20%

Summary
• Market leader
• Proprietary technology
• Regulatory expertise
• Customer base
• Global footprint
• Partnerships
 – Daikyo
 – Mexico
• New product pipeline
• Financial position
 – Cash flow
 – Balance sheet
• People
Injectable Container Solutions
Advanced
Injection
Systems
Prefillable Syringe
Systems
Safety and Administration
Systems

Donald E. Morel, Jr., Ph.D.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
Lazard Capital Markets 6th Annual Healthcare Conference
New York, New York
November 17, 2009

NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.